EXECUTION VERSION
10,000,000 SHARES OF
THERMON GROUP HOLDINGS, INC.
COMMON STOCK
Par Value $0.001 Per Share
UNDERWRITING AGREEMENT
September 20, 2012
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019

JEFFERIES & COMPANY, INC.
520 Madison Avenue
New York, New York 10022
As Representatives of the several
Underwriters named in Schedule 1 attached hereto,
Ladies and Gentlemen:
Certain stockholders of Thermon Group Holdings, Inc., a Delaware corporation (the “Company”) named in Schedule 2 attached hereto (the “Selling Stockholders”), propose, severally and not jointly, to sell an aggregate of 10,000,000 shares (the “Firm Stock”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). In addition, the Selling Stockholders propose to grant to the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to an aggregate of 1,500,000 additional shares of the Common Stock on the terms set forth in Section 3 (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.” This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.
1.Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
(a)A registration statement on Form S-3 (File No. 333-181821) relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and

Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:
(i)    “Applicable Time” means 6:00 p.m. (New York City time) September 20, 2012;
(ii)    “Effective Date” means any date as of which any part of such registration statement relating to the Stock became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;
(iii)    “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Stock;
(iv)    “Preliminary Prospectus” means any preliminary prospectus relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Stock;
(v)    “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 4 hereto and each Issuer Free Writing Prospectus filed with the Commission or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;
(vi)    “Prospectus” means the final prospectus relating to the Stock, including any prospectus supplement thereto relating to the Stock, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and
(vii)    “Registration Statement” means collectively, the various parts of such registration statement on Form S-3 (File No. 333-181821) of the Company, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.
Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, after giving effect to Rule 412 of the Rules and Regulations. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any Annual Report on Form 10-K of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Company, threatened by the Commission.
(b)The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Stock, is not on the date hereof and will not be on the applicable Delivery Date (as hereinafter defined) an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations). The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Stock.
(c)The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the applicable requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) and on the applicable Delivery Date to the applicable requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.
(d)The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).
(e)The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).
(f)The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(g)The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).
(h)Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from an Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).
(i)Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives (such consent not to be unreasonably withheld, conditioned or delayed). The Company has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. The Company has complied with the provisions of Rule 433(d)(8)(ii) of the Rules and Regulations, such that any “road show” (as defined in Rule 433 of the Rules and Regulations) in connection with the offering of the Stock will not be required to be filed pursuant to the Rules and Regulations.
(j)Each of the Company and its subsidiaries (as defined in Section 18) has been duly organized or formed, as the case may be, and is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization (to the extent applicable under the laws of such jurisdiction), and is duly qualified or licensed to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or license, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”); each of the Company and its subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. None of the subsidiaries of the Company other than Thermon Europe B.V., Thermon Canada Inc., Thermon Heat Tracing Services-I, Inc. and Thermon Manufacturing Company is a “significant subsidiary” (as defined in Rule 405).
(k)The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company, including the shares of Stock offered by the Selling Stockholders, have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and were issued in compliance with federal and state securities laws. All of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for those liens arising under the existing secured indebtedness of certain subsidiaries of the Company as described in the most recent Preliminary Prospectus or such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)The shares of Stock to be sold by the Selling Stockholders will be sold in compliance with federal and state securities laws.
(m)The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.
(n)The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the most recent Preliminary Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of clauses (i) and (iii), for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(o)No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets is required for the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Stock as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, applicable state or foreign securities laws and the by-laws and rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), in each case in connection with the purchase and sale of the Stock by the Underwriters.
(p)Except as described in the most recent Preliminary Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(q)The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.
(r)Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than as a result of the grant or exercise of stock options pursuant to equity incentive plans existing on the date hereof and described in the most recent Preliminary Prospectus) or any adverse change, in or affecting the condition (financial or otherwise), results of operations, properties, management or business of the Company and its subsidiaries, taken as a whole, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(s)Except as disclosed in the most recent Preliminary Prospectus, since the date as of which information is given in the most recent Preliminary Prospectus, the Company has not (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, that is material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, (ii) entered into any material transaction not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.
(t)The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis throughout the periods involved.
(u)Ernst & Young LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries, whose report is incorporated by reference in the most recent Preliminary Prospectus and who have delivered the initial letter referred to in Section 8(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Meyers Norris Penny LLP, Bell Partners and Shanghai Jialiang CPAs, whose reports are incorporated by reference in the most recent Preliminary Prospectus and who have each delivered the initial letter referred to in Section 8(h) hereof, were independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported contained or incorporated by reference in the most recent Preliminary Prospectus.

(v)The Company and each of its subsidiaries have good, marketable and valid title to all real property and good title to all material personal property owned by them, in each case and the right to use all leasehold estates in real and material personal property being leased by them and all such properties are free and clear of all liens, encumbrances and defects, except such as are described in the most recent Preliminary Prospectus or such liens, encumbrances or defects as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries (collectively, the “Permitted Liens”); and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.
(w)The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and covering such risks as is adequate for the conduct of their respective businesses and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and each of its subsidiaries are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(x)All the statistical and market-related and industry data included under the captions “Prospectus Supplement Summary,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
(y)Neither the Company nor any subsidiary is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Stock and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended and the rules and regulations of the Commission thereunder.
(z)Except as disclosed in the most recent Preliminary Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.
(aa)There are no legal or governmental proceedings or contracts or other documents of a character required to be described by the Securities Act or the Rules and Regulations in the Registration Statement or the most recent Preliminary Prospectus or, in the case of documents, to be filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus under the captions “Certain Relationships and Related Party Transactions,” “Description of Capital Stock,” and “Material U.S. Federal Income Tax Considerations for Non-U.S. Stockholders,” insofar as they purport to describe certain provisions or terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, accurately describe such provisions or terms in all material respects.
(ab)Except as described in the most recent Preliminary Prospectus, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other hand, that is required to be described by the Securities Act or the Rules and Regulations in the most recent Preliminary Prospectus which is not so described.
(ac)No labor dispute by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(ad)(i) Each of the Company, its subsidiaries, and each ERISA Affiliate (as hereinafter defined) has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and Section 412 of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to each “pension plan” (as defined in Section 3(2) of ERISA), subject to Section 302 or Title IV of ERISA or Section 412 of the Code, which any of the Company, its subsidiaries or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last five years had) any obligation to make contributions, (ii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to any such plan that would reasonably be expected to have a Material Adverse Effect, (iii) each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, except for any failure to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iv) none of the Company, its subsidiaries or any ERISA Affiliate has incurred, or expects to incur, any unpaid liability to the Pension Benefit Guaranty

Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each pension plan maintained by the Company or any of its subsidiaries that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, that would cause the loss of such qualification. “ERISA Affiliate” means a corporation, trade or business that is, along with a company or any of its subsidiaries, a member of a controlled group of corporations or a controlled group of trades or businesses, or that is treated as a single employer pursuant to Section 414(b), (c), (m) or (o) of the Code or Section 4001(a)(14) of ERISA.
(ae)The Company and each of its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All taxes that are due from the Company and each of its subsidiaries have been paid other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate accruals have been established in accordance with GAAP, in each case, for which the failure to have paid would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there are no actual or proposed tax deficiencies asserted against the Company or any of its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect, other than as disclosed in the most recent Preliminary Prospectus.
(af)There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement.
(ag)Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation, by‑laws or other organizational documents (the “Charter Documents”); (ii) in violation of any U.S. or non-U.S. federal, state or local statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation, order or injunction (collectively, “Applicable Law”) of any U.S. or non-U.S. federal, state, local or other governmental or regulatory authority, governmental or regulatory agency or regulatory body, court, arbitrator or self-regulatory organization, applicable to any of them or any of their respective properties; or (iii) in breach of or default under any bond, debenture, note, loan or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of them or their respective properties are bound (collectively, the “Applicable Agreements”), except, in the case of clauses (ii) and (iii), as disclosed in the most recent Preliminary Prospectus or for such violations, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All material Applicable Agreements to which the Company and any of its subsidiaries is a party or by which any of them is bound are in full force and effect and are legal, valid and binding obligations of each such party, other than as disclosed in the most recent Preliminary Prospectus, and except that the enforcement thereof may be subject to (i) the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (whether considered in a proceeding in equity or at law), (iii) the discretion of the court before which any proceeding therefor may be brought and (iv) an implied covenant of good faith and fair dealing. There exists no condition that, with the passage of time or otherwise, would constitute (A) a violation of such Charter Documents, (B) a violation of such Applicable Laws that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (C) a breach of or default or a “Debt Repayment Triggering Event” (as hereinafter defined) under any Applicable Agreement that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (D) result in the imposition of any penalty or the acceleration of any indebtedness. As used herein, a “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries or any of their respective properties.
(ah)The Company and each of its subsidiaries (i) make and keep accurate books and records and (ii) maintain effective internal control over financial reporting as defined in Rule 13a-15 under the Exchange Act and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.
(ai)(i) The Company and each of its subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they will file or submit under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(aj)Since the date of the most recent balance sheet of the Company and its subsidiaries audited by Ernst & Young LLP, (i) the Company has not been advised of (A) any material weaknesses in internal controls over financial reporting and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
(ak)There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder.
(al)The Company and each of its subsidiaries have such permits, licenses, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(am)Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company and each of its subsidiaries owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, domain names and trade names (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses and, as of the most recent Preliminary Prospectus, the Intellectual Property owned by the Company and its subsidiaries will be free and clear of all liens other than Permitted Liens. To the knowledge of the Company and its subsidiaries, after due inquiry, no claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by the Company or its subsidiaries or questioning the validity or effectiveness of any Intellectual Property or any license or agreement related thereto, other than any claims that, if successful, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company and its subsidiaries, after due inquiry, none of the Intellectual Property used by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on any of them or their respective officers, directors, or employees, or otherwise in violation of the rights of any person.

(an)Except as disclosed in the most recent Preliminary Prospectus, (A) the Company and each of its subsidiaries (i) are in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice of any actual or alleged violation of Environmental Laws, or of any potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, in each case, except where such non-compliance with Environmental Laws, failure to obtain, maintain or comply with such permits, authorizations or approvals, or violation or potential liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and (B) there are no proceedings that are pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed.
(ao)Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, the violation of any of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Affect.
(ap)No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except in each case for those prohibitions and restrictions arising under the existing secured indebtedness of certain subsidiaries of the Company as described in the most recent Preliminary Prospectus.
(aq)Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977;

or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
(ar)The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, where such non-compliance or action, suit or proceeding would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(as)Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or knowingly indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
(at)The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule 4 hereto.
(au)The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or which would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.
(av)The Stock has been approved for listing on the New York Stock Exchange.
Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.    Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and agrees that:
(a)Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) relating to the Stock;
(b)The Selling Stockholder has, and immediately prior to any Delivery Date on which the Selling Stockholder is selling shares of Stock, the Selling Stockholder will have, good and valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the shares of Stock to be sold by the Selling Stockholder hereunder on such Delivery Date, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under the Custody Agreement (as hereinafter defined).
(c)The Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders hereunder, the arrangements made by the Selling Stockholder for custody of the Stock pursuant to the Custody Agreement are to that extent irrevocable, and the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.
(d)Upon payment for the Stock to be sold by such Selling Stockholder, delivery of such Stock, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8‑105 of the UCC) to such Stock), (i) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8‑303 of the UCC, (ii) under Section 8‑501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Stock and (iii) no action based on any “adverse claim,” within the meaning of Section 8‑102 of the UCC, to such Stock may be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (A) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (B) DTC will be registered as a “clearing corporation” within the meaning of Section 8‑102 of the UCC and

(C) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
(e)The Selling Stockholder has placed in custody under a custody agreement (the “Custody Agreement” and, together with all other similar agreements executed by the other Selling Stockholders, the “Custody Agreements”) with American Stock Transfer & Trust Company, LLC, as custodian (the “Custodian”), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program) representing the shares of Stock to be sold by the Selling Stockholder hereunder.
(f)The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney” and, together with all other similar agreements executed by the other Selling Stockholders, the “Powers of Attorney”) appointing the Custodian and Messrs. Rodney Bingham and Jay Peterson as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.
(g)The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement, the Custody Agreement and the Power of Attorney.
(h)This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.
(i)The Power of Attorney and the Custody Agreement have been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitute valid and legally binding obligations of the Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), (iii) the discretion of the court before which any proceeding therefor may be brought and (iv) an implied covenant of good faith and fair dealing.
(j)The execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject (except for any liens, encumbrances, equities or claims arising under the Custody Agreement), (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Selling Stockholder, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, except, in the case of clauses (i) and (iii), for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, adversely affect the ability of the Selling Stockholder to perform its obligations hereunder and under the Custody Agreement and the Power of Attorney.
(k)No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters.
(l)The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that such representation and warranty applies only to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information relating to such Selling Stockholder and furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion therein; it being understood and agreed that the only written information so furnished consists only of the information concerning such Selling Stockholder appearing under the captions “Prospectus Supplement Summary—Our Principal Stockholder” and “Selling Stockholders” in any Preliminary Prospectus, the Registration Statement and the Prospectus (the “Selling Stockholder Information”).
(m)The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representation and warranty applies only to the Selling Stockholder Information contained in or omitted from the Prospectus.
(n)The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representation and warranty applies only to the Selling Stockholder Information contained in or omitted from the Pricing Disclosure Package.
(o)Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433 of the Rules and Regulations), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representation and warranty applies only to the Selling Stockholder Information contained in or omitted from each Issuer Free Writing Prospectus.
(p)The Selling Stockholder is not prompted to sell shares of Common Stock by any information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
(q)The Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or which would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.
(r)The sale of the Common Stock by the Selling Stockholder does not violate any of the Company’s internal policies regarding the sale of stock by its affiliates.
Any certificate signed by any officer of any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.
3.    Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder agrees to sell the number of shares of the Firm Stock set forth opposite its name in Schedule 2 hereto, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter’s name in Schedule 1 hereto. Each Underwriter shall be obligated to purchase from each Selling Stockholder that number of shares of the Firm Stock that represents the same proportion of the number of shares of the Firm Stock to be sold by each Selling Stockholder as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule 1 represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

In addition, each Selling Stockholder grants to the Underwriters an option to purchase up to the number of shares of Option Stock set forth opposite such Selling Stockholder’s name in Schedule 2 hereto, severally and not jointly. Such option is exercisable in the event that the Underwriters sell more shares of Common Stock than the number of shares of Firm Stock in the offering and as set forth in Section 4 hereof. Any such election to purchase Option Stock shall be made in proportion to the maximum number of shares of Option Stock to be sold by each Selling Stockholder as set forth in Schedule 2 hereto. Each Underwriter agrees, severally and not jointly, to purchase the number of shares of Option Stock (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of shares of Option Stock to be sold on such Delivery Date as the number of shares of Firm Stock set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number of shares of Firm Stock.
The price of both the Firm Stock and any Option Stock purchased by the Underwriters shall be $20.90 per share.
The Selling Stockholders shall not be obligated to deliver any of the Firm Stock or Option Stock to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.
4.    Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Stock shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Firm Stock being sold by the Selling Stockholders to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.
The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company and the Selling Stockholders by the Representatives; provided that if such date falls on a day that is not a business day, the options granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be registered and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time the shares of Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date,” and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date.”
Delivery of the Option Stock by the Selling Stockholders and payment for the Option Stock by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement among the Representatives, the Selling Stockholders and the Company. On the Option Stock Delivery Date, the Selling Stockholders shall deliver or cause to be delivered the Option Stock to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Stock being sold by the Selling Stockholders to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Stockholders. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholders shall deliver the Option Stock through the facilities of DTC unless the Representatives shall otherwise instruct.
5.    Further Agreements of the Company and the Underwriters. (a) The Company agrees:
(i)    To prepare the Prospectus in a form reasonably approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
(ii)    Upon request by the Representatives, to furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
(iii)    To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their reasonable request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
(iv)    To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;
(v)    Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld, conditioned or delayed;
(vi)    Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, conditioned or delayed;
(vii)    To comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
(viii)    As soon as practicable after the Effective Date and in any event not later than 16 months after the date hereof, to make generally available to the Company’s security holders and to deliver to the

Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations;
(ix)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of Canada and such other jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and
(x)    For a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, except, in each case, for (A) the registration of the offering and sale of the Stock as contemplated by this Agreement, (B) issuances of shares of Common Stock pursuant to employee benefit plans, equity incentive plans, qualified stock option plans or other employee or director compensation plans or arrangements existing on the date hereof or pursuant to currently outstanding options, warrants or rights not issued under one of those plans or arrangements, (C) the grant of options or restricted stock pursuant to equity incentive plans existing on the date hereof, (D) the filing of registration statements on Form S-8 relating to shares of Common Stock which may be issued pursuant to existing equity incentive plans and (E) the registration under the Securities Act and issuance by the Company of shares of Common Stock, in an aggregate amount not to exceed five percent (5%) of the shares of Common Stock outstanding immediately following the time of purchase, in connection with any acquisitions or strategic investments by the Company or any of its subsidiaries so long as such issuances under this clause (E) are conditioned upon the execution by the recipients of a “lock-up” letter agreement substantially in the form of Exhibit A hereto (the “Lock-Up Agreement”); provided, however, that if (a) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or material event relating to the Company occurs or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. and Jefferies & Company, Inc. on behalf of the Underwriters, waive such extension in writing.
(b)    Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.
6.    Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

(a)    That the Stock to be sold by the Selling Stockholder hereunder, which is represented by the certificates held in custody for the Selling Stockholder, is subject to the interest of the Underwriters and the other Selling Stockholders thereunder, that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law, by the death or incapacity of any individual Selling Stockholder or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or the occurrence of any other event.
(b)    Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) relating to the Stock.
(c)    To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).
7.    Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (b) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (c) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (d) the delivery and distribution of the Custody Agreements and the Powers of Attorney and the fees and expenses of the Custodian (and any other attorney-in-fact); (e) any required review by FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters in an amount, when taken together with the fees and expenses of counsel to the Underwriters incurred in connection with clauses (g) and (h) of this Section 7, that does not exceed $25,000; (f) the listing of the Stock on the New York Stock Exchange and/or any other exchange; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters in an amount, when taken together with the fees and expenses of counsel to the Underwriters incurred in connection with clauses (e) and (h) of this Section 7, that does not exceed $25,000); (h) the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada, including in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Underwriters) in an amount, when taken together with the fees and expenses of counsel to the Underwriters incurred in connection with clauses (e) and (g) of this Section 7, that does not exceed $25,000); (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic roadshow, travel and lodging expenses of the representatives and officers of the Company (but specifically excluding the travel and lodging expenses of the representatives of the Underwriters); (j) any fees and expenses of counsel or other advisors to the Selling Stockholders; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 7 and in Section 12, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters, travel and lodging expenses of the Underwriters participating in the road show, and the Selling Stockholders shall pay (on a pro rata basis based on the number of shares of Stock to be sold by each Selling Stockholder) any transfer taxes payable in connection with their respective sales of Stock to the Underwriters.
8.    Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:
(a)    The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.
(b)    No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of White & Case LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
(c)    All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreements, the Powers of Attorney, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.
(d)    Sidley Austin LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in substantially the form agreed to with counsel to the Underwriters.
(e)    James Schubert, General Counsel to the Company, shall have furnished to the Representatives his written opinion addressed to the Underwriters and dated such Delivery Date, in substantially the form agreed to with counsel to the Underwriters.
(f)    The respective counsel for each of the Selling Stockholders shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders for whom they are acting as counsel, addressed to the Underwriters and dated such Delivery Date, in substantially the form agreed to with counsel to the Underwriters.
(g)    The Representatives shall have received from White & Case LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
(h)    At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance reasonably satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S‑X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
(i)    With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
(j)    The Representatives shall have received on the Delivery Date a certificate of Jay Peterson, Chief Financial Officer, Senior Vice President, Finance and Secretary, in form and substance reasonably satisfactory to the Representatives.
(k)    The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that:

(i)    The representations and warranties of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all of its agreements contained herein and satisfied all of the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
(ii)    No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and
(iii)    They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
(l)    Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct on and as of such Delivery Date and that the Selling Stockholder has complied with all of its agreements contained herein and has satisfied all of the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.
(m)    Except as disclosed in the most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than as a result of the grant or exercise of stock options pursuant to equity incentive plans existing on the date hereof and described in the most recent Preliminary Prospectus) or any change in or affecting the condition (financial or otherwise), results of operations, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
(n)    Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company’s debt by any “nationally recognized statistical rating organization” (as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.
(o)    Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or trading in any securities of the Company on any exchange, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
(p)    The New York Stock Exchange shall have approved the Stock for listing.
(q)    The Lock-Up Agreements between the Representatives and the officers, directors and stockholders of the Company set forth on Schedule 3, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
9.    Indemnification and Contribution.
(a)    The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which such statements were made), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any director, officer, employee or controlling person of that Underwriter.
(b)    The Selling Stockholders, severally in proportion to the number of shares of Stock to be sold by each of them hereunder, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations), prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Stock in violation of Section 6(b) (a “Selling Stockholder Free Writing Prospectus”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus,

in light of the circumstances under which such statements were made), and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided that the indemnification provided for in clauses (i) and (ii) of this Section 9(b) only applies to the Selling Stockholder Information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Non-Prospectus Road Show, any Blue Sky Application or any Selling Stockholder Free Writing Prospectus. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds (before deducting expenses) from the offering of the shares of the Stock purchased under this Agreement received by such Selling Stockholder. The foregoing indemnity agreement is in addition to any liability that the Selling Stockholders may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.
(c)    Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each Selling Stockholder, their respective directors, officers and employees, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholder or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, (in the case of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, in light of the circumstances under which such statements were made) but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, such Selling Stockholder or any such director, officer, employee or controlling person.
(d)    Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action (for which timely notice was provided to the indemnifying party in accordance with this Section 9(d)), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
(e)    If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b) or 9(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and each of the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each of the Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and each of the

Selling Stockholders, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and each of the Selling Stockholders on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Stock underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9(e), no Selling Stockholder shall be required to contribute any amount in excess of the amount by which such Selling Stockholder’s net proceeds (before deducting expenses) received by it from the offering of the shares of the Stock purchased under the Agreement exceeds the amount of any damages that such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 9(e) are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders’ obligations to contribute as provided in this Section 9(e) are several in proportion to the number of shares of Stock to be sold by each of them hereunder.
(f)    The Underwriters severally confirm and the Company and each Selling Stockholder acknowledges and agrees that (i) the statements regarding delivery of shares by the Underwriters set forth on the cover page of, (ii) the first two sentences of the second paragraph appearing under the caption “Underwriting—Commissions and Expenses” in, (iii) the second sentence of the third paragraph appearing under the caption “Underwriting—Lock-Up Agreements” in, (iv) the first paragraph appearing under the caption “Underwriting—Stabilization, Short Positions and Penalty Bids” in, and (v) the third and fourth sentences of the first paragraph appearing under the caption “Underwriting—Electronic Distribution” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.
10.    Defaulting Underwriters. If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares that the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Stock Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Stock that a defaulting Underwriter agreed but failed to purchase.
Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default. If other Underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.
11.    Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 8(n), 8(o) and 8(p) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.
12.    Reimbursement of Underwriters’ Expenses. If (a) any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters for any reason or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement (otherwise than pursuant to Section 10), the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the

Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.
13.    Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by such Underwriters’ investment banking divisions. The Company and the Selling Stockholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
14.    No Fiduciary Duty. The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between the Company, Selling Stockholders and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to the Company or Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriters and their respective affiliates may have interests that differ from those of the Company and the Selling Stockholders. The Company and the Selling Stockholders hereby waive any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

15.    Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and
(a)    if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to the Representatives c/o Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133), with a copy, in the case of any notice pursuant to Section 9(d), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019;
(b)    if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: General Counsel (Fax: 512-754-2416), with a copy to Sidley Austin LLP, One South Dearborn Street, Chicago, Illinois 60603, Attention: Robert L. Verigan (Fax: 312-853-7036); and
(c)    if to any Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto.
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives, and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.
16.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17.    Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.
18.    Definition of the Terms “Business Day” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.
19.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
20.    Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
21.    Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.
Very truly yours,

THERMON GROUP HOLDINGS, INC.

By:    /s/ Rodney Bingham
Name: Rodney Bingham
Title: CEO

THE SELLING STOCKHOLDERS NAMED IN SCHEDULE 2 TO THIS AGREEMENT

By:    /s/ Rodney Bingham
Attorney-in-Fact
Name: Rodney Bingham

Accepted:
BARCLAYS CAPITAL INC.
JEFFERIES & COMPANY, INC.
For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto
By BARCLAYS CAPITAL INC.

By:    /s/ Victoria Hale
Authorized Representative

By JEFFERIES & COMPANY, INC.

By:    /s/ Sean Sullivan
    Authorized Representative

SCHEDULE 1
Underwriters

Underwriters	Number of Shares of Firm Stock	Number of Shares of Option Stock if Maximum Option Exercised
Barclays Capital Inc.	3,500,000	525,000
Jefferies & Company, Inc.	3,500,000	525,000
William Blair & Company, L.L.C.	1,000,000	150,000
BMO Capital Markets Corp.	1,000,000	150,000
KeyBanc Capital Markets Inc.	1,000,000	150,000
Total	10,000,000	1,500,000

SCHEDULE 2
Selling Stockholders

Name and Address of Selling Stockholder	Number of Shares of Firm Stock	Number of Shares of Option Stock
CHS Private Equity V LP 10 South Wacker Drive, Suite 3175 Chicago, Illinois 60606 USA	6,089,289	913,393
CHS Associates V 10 South Wacker Drive, Suite 3175 Chicago, Illinois 60606 USA	3,067	460
Thompson Street Capital Partners II, L.P. 120 South Central Avenue, Suite 600 Saint Louis, Missouri 63105 USA	2,130,498	319,575
Crown Investment Series LLC – Series 4 222 North LaSalle Street Chicago, Illinois 60601 USA	1,777,146	266,572

SCHEDULE 3
Persons Delivering Lock-Up Agreements

Directors
Rodney L. Bingham
Marcus J. George
Richard E. Goodrich
Kevin J. McGinty
John T. Nesser, III
Michael W. Press
Steven A. Snider
Charles A. Sorrentino
Officers
Rodney Bingham
George Alexander
Jay Peterson
René van der Salm
Stockholders
CHS Associates V
CHS Private Equity V LP
Thompson Street Capital Partners II, L.P.
Crown Investment Series LLC - Series 4

SCHEDULE 4
Orally Conveyed Pricing Information

1. Public offering price: $22.00 per share.
Underwriting discount: $1.10 per share.
2. Shares offered: 10,000,000 shares of Common Stock; 1,500,000 shares of Common Stock for the over-allotment option

Form of Lock-Up Agreement
Officers
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019

JEFFERIES & COMPANY, INC.
520 Madison Avenue
New York, New York 10022

As Representatives of the several
Underwriters named in Schedule 1 to the Underwriting Agreement

Ladies and Gentlemen:
The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Thermon Group Holdings, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, and that the Underwriters propose to reoffer the Stock to the public (the “Offering”) pursuant to a Registration Statement on Form S-3 (No. 333-181821) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).
In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock to the extent applicable), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for

Annex B-#PageNum#

or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company (it being understood that shares of Common Stock currently held by the undersigned and issued by the Company prior to the Company’s initial public offering of Common Stock have been registered for resale in the Registration Statement) or (4) publicly disclose the intention to do any of the foregoing, in each case, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus Supplement relating to the Offering (such 90-day period, the “Lock-Up Period”). For purposes of this Lock-Up Letter Agreement, “Prospectus Supplement” shall refer to the final prospectus supplement of the Company relating to the Offering filed with the SEC pursuant to Rule 424(b).
Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.
Notwithstanding anything to the contrary contained herein, the foregoing restrictions shall not apply to (i) bona fide gifts, sales, transfers or other dispositions of shares of any class of the Company’s capital stock or securities convertible into or exchangeable for any class of the Company’s capital stock, in each case that are made between and among the undersigned and members of the undersigned’s family or affiliates of the undersigned, including its partners (if a partnership), members (if a limited liability company), stockholders (if a corporation) or trusts for the direct or indirect benefit of the undersigned or members of the undersigned’s family; (ii) transfers by will or intestacy; (iii) the exercise of an option to purchase shares of Common Stock granted on or prior to the date of the Prospectus Supplement under an equity incentive plan of the Company described in the Prospectus Supplement, provided that this Lock-Up Letter Agreement shall apply to any shares of Common Stock issued pursuant to such exercise; (iv) transactions relating to shares of Common Stock or other securities of the Company acquired in open market transactions, block purchases or pursuant to a public offering, in each case occurring after the consummation of the

Annex B-#PageNum#

Offering; (v) the sale by the undersigned of up to 30,000 shares of Common Stock during the period beginning on the 31st day of the Lockup Period and ending on the last day of the Lockup Period; or (vi) the sale of the Stock to the Underwriters pursuant to the Underwriting Agreement; provided that it shall be a condition to any such sale, transfer, exercise or other disposition or transaction, as applicable, that (A) with respect to the foregoing clauses (i) and (ii), the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (B) with respect to the foregoing clauses (i), (ii), (iii) and (iv), no filing by any party (donor, donee, transferor, transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer, distribution or transaction; and (C) with respect to the foregoing clauses (i), (ii), (iii) and (iv), no party shall voluntarily make any public announcement of a reduction in beneficial ownership of shares of Common Stock in connection with any transfer, disposition or transaction during the Lock-Up Period.
Nothing in this Lock-Up Letter Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that it shall be a condition to the establishment of any such Plan that no sales of the Company’s capital stock shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (other than pursuant to clause (v) in the prior paragraph); and provided, further, such a Plan may only be established if no public announcement of the establishment or the existence thereof, and no filing with SEC or any other regulatory authority shall be required or shall be made voluntarily by the undersigned, the Company or any other person, during the first 30 days of the Lock-Up Period.
In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, (i) if the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) if the Underwriting Agreement does not become effective, (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, (iv) if the Registration Statement is withdrawn, or (v) if the Underwriting Agreement is not executed by the Company on or prior to October 15, 2012, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Annex B-#PageNum#

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Selling Stockholders and the Underwriters.

Annex B-#PageNum#

Directors and Selling Stockholders

BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019

JEFFERIES & COMPANY, INC.
520 Madison Avenue
New York, New York 10022

As Representatives of the several
Underwriters named in Schedule 1 to the Underwriting Agreement

Ladies and Gentlemen:
The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Thermon Group Holdings, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company providing for the purchase by the Underwriters of shares (the “Stock”) of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company, and that the Underwriters propose to reoffer the Stock to the public (the “Offering”) pursuant to a Registration Statement on Form S-3 (No. 333-181821) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”).
In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the SEC and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock to the extent applicable), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or

Annex B-#PageNum#

exercisable or exchangeable for Common Stock or any other securities of the Company (it being understood that shares of Common Stock currently held by the undersigned and issued by the Company prior to the Company’s initial public offering of Common Stock have been registered for resale in the Registration Statement) or (4) publicly disclose the intention to do any of the foregoing, in each case, for a period commencing on the date hereof and ending on the 90th day after the date of the Prospectus Supplement relating to the Offering (such 90-day period, the “Lock-Up Period”). For purposes of this Lock-Up Letter Agreement, “Prospectus Supplement” shall refer to the final prospectus supplement of the Company relating to the Offering filed with the SEC pursuant to Rule 424(b).
Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. and Jefferies & Company, Inc., on behalf of the Underwriters, waive such extension in writing. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Letter Agreement during the period from the date of this Lock-Up Letter Agreement to and including the 34th day following the expiration of the Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to this paragraph) has expired.
Notwithstanding anything to the contrary contained herein, the foregoing restrictions shall not apply to (i) bona fide gifts, sales, transfers or other dispositions of shares of any class of the Company’s capital stock or securities convertible into or exchangeable for any class of the Company’s capital stock, in each case that are made between and among the undersigned and members of the undersigned’s family or affiliates of the undersigned, including its partners (if a partnership), members (if a limited liability company), stockholders (if a corporation) or trusts for the direct or indirect benefit of the undersigned or members of the undersigned’s family; (ii) transfers by will or intestacy; (iii) the exercise of an option to purchase shares of Common Stock granted on or prior to the date of the Prospectus Supplement under an equity incentive plan of the Company described in the Prospectus Supplement, provided that this Lock-Up Letter Agreement shall apply to any shares of Common Stock issued pursuant to such exercise; (iv) transactions relating to shares of Common Stock or other securities of the Company acquired in open market transactions, block purchases or pursuant to a public offering, in each case occurring after the consummation of the Offering; or (v) the sale of the Stock to the Underwriters pursuant to the Underwriting Agreement; provided that it shall be a condition to any such sale, transfer, exercise or other disposition or

Annex B-#PageNum#

transaction, as applicable, that (A) with respect to the foregoing clauses (i) and (ii), the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto; (B) with respect to the foregoing clauses (i), (ii), (iii) and (iv), no filing by any party (donor, donee, transferor, transferee) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be voluntarily made during the Lock-Up Period in connection with such transfer, distribution or transaction; and (C) with respect to the foregoing clauses (i), (ii), (iii) and (iv), no party shall voluntarily make any public announcement of a reduction in beneficial ownership of shares of Common Stock in connection with any transfer, disposition or transaction during the Lock-Up Period.
Nothing in this Lock-Up Letter Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that it shall be a condition to the establishment of any such Plan that no sales of the Company’s capital stock shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period; and provided, further, such a Plan may only be established if no public announcement of the establishment or the existence thereof, and no filing with SEC or any other regulatory authority shall be required or shall be made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.
In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
It is understood that, (i) if the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) if the Underwriting Agreement does not become effective, (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, (iv) if the Registration Statement is withdrawn, or (v) if the Underwriting Agreement is not executed by the Company on or prior to October 15, 2012, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company, the Selling Stockholders and the Underwriters.

Annex B-#PageNum#